                            SCHEDULE 14A INFORMATION


PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

                               (AMENDMENT NO. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                                 TEAM MUCHO, INC.
                                 ----------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
         ---------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if Other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:_______

     (2) Aggregate number of securities to which transaction applies:__________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         _______________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:  ____________________

     (5) Total fee paid:  _____________________________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:  __________________________________________________

2)  Form, Schedule or Registration Statement No.:  ____________________________

3)  Filing Party:  ____________________________________________________________

4)  Date Filed:  ______________________________________________________________

                                TEAM MUCHO, INC.






                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   TO BE HELD

                               SEPTEMBER 20, 2001

                                       AND

                                 PROXY STATEMENT






--------------------------------------------------------------------------------

                                    IMPORTANT

                      PLEASE MARK, SIGN AND DATE YOUR PROXY
                 AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE

                                TEAM MUCHO, INC.
                           110 East Wilson Bridge Road
                              Columbus, Ohio 43085
                                 (614) 848-3995


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 20, 2001

                                                                 August 22, 2001

To Our Shareholders:

         Notice is hereby given that the Annual Meeting of the Shareholders of TEAM Mucho, Inc. will be held at the Clarion Hotel, located at 7007 North High Street, Worthington, Ohio, on September 20, 2001, at 10:00 a.m. (local time), for the following purposes:

         1. To elect four Class I Directors, each to serve for a three-year term expiring at the 2004 Annual Meeting and until their successors are duly elected and qualified.

         2. To approve an amendment to the Corporation's Second Amended Articles of Incorporation allowing the Series A Preferred Shareholders to elect two members to our board of directors and to eliminate the mandatory redemption provisions of the Preferred Shares.

         3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         Only shareholders of record at the close of business on August 2, 2001 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

         You will be most welcome at the meeting, and we hope you can attend. Directors and officers of the Corporation and representatives of its independent public accountants will be present to answer your questions and to discuss the Corporation's business.

         We urge you to execute and return the enclosed proxy as soon as possible so that your shares may be voted in accordance with your wishes. If you attend the meeting, you may vote in person and your proxy will not be used.

                                             By Order of the Board of Directors,

                                             S. Cash Nickerson
                                              Chairman of the Board of Directors




               ---------------------------------------------------
                     PLEASE SIGN AND MAIL THE ENCLOSED PROXY
                          IN THE ACCOMPANYING ENVELOPE
               NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES
               ---------------------------------------------------

                                TEAM MUCHO, INC.
                           110 East Wilson Bridge Road
                              Columbus, Ohio 43085
                                 (614) 848-3995

                          -----------------------------

                                 PROXY STATEMENT
                          -----------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 20, 2001
                          -----------------------------

         This Proxy Statement is furnished to the shareholders of TEAM Mucho, Inc. (the "Corporation") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Shareholders to be held on September 20, 2001, and at any adjournment thereof (the "Annual Meeting"). The enclosed proxy is solicited by the Board of Directors of the Corporation. This Proxy Statement, together with the Corporation's Annual Report to Shareholders for the fiscal year ended December 31, 2000 ("fiscal 2000"), will be first sent or given to the Corporation's shareholders on or about August 22, 2001.

         The close of business on August 2, 2001 has been fixed as the date of record for those shareholders entitled to vote at the Annual Meeting. The stock transfer books of the Corporation will not be closed. As of August 2, 2001, the Corporation had outstanding and entitled to vote 8,058,799 shares of common stock, without par value ("Common Stock"), each of which is entitled to one vote, and 110,000 shares of preferred stock, without par value ("Preferred Stock"), each of which is entitled to 148.148 votes. The Corporation has no other class of capital stock outstanding.

         The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock and Preferred Stock of the Corporation is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum. Broker non-votes occur when brokers, who hold their customers' shares in street name, sign and submit proxies for such shares and vote such shares on some matters, but not others. Typically, this would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote on "routine" matters, which typically include the election of directors.

         Under Ohio law, the nominees for election as Directors at the Annual Meeting receiving the greatest number of votes shall be elected. The amendment to the Articles of Incorporation requires the approval of a majority of the Common Stock and a majority of the Preferred Stock, each voting as a separate class.

         Any shareholder giving the enclosed proxy has the power to revoke it at any time before it is voted if notice of revocation is given to the Secretary of the Corporation in writing or at the Annual Meeting. The shares represented by the enclosed proxy will be voted as specified by the shareholders. If no choice is specified, the proxy will be voted FOR the election as Directors of the nominees named herein; and FOR the amendment to the Corporation's Second Amended and Restated Articles of Incorporation.

         The cost of soliciting proxies and preparing the proxy materials will be borne by the Corporation. In addition, the Corporation will request securities brokers, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of Common Stock and Preferred Stock held of record and will reimburse them for their reasonable out-of-pocket expenses in forwarding such solicitation material. Proxies may be solicited personally or by telephone or telegram by directors, officers and employees of the Corporation without additional compensation to them. The Corporation may engage an outside firm to distribute proxy solicitation materials to brokers, banks and other nominees.

NOMINATION AND ELECTION OF DIRECTORS

         The number of Directors has been fixed by the Board of Directors of the Corporation at 12. The Board of Directors currently is divided into three classes. Class I currently has four members, Class II currently has four members, and Class III currently has four members. There are currently no vacancies among the classes. The members of the four classes are elected to serve for staggered terms of three years.

         At the Annual Meeting, four Class I Directors will be elected, each to hold office for a term of three years and until a successor is elected and qualified. Jose Blanco, William W. Johnston, Joseph Mancuso and Robert G. McCreary III are nominees (collectively, the "Nominees") for election as Directors at the Annual Meeting, each to hold office for a term of three years until the 2004 Annual Meeting of Shareholders. The terms of Kevin T. Costello, Crystal Faulkner, Jay R. Strauss and Michael H. Thomas (collectively, the "Continuing Class II Directors") expire in 2002. The terms of Daniel J. Jessee, Lawrence A McLernon, S. Cash Nickerson and James D. Robbins (collectively, the "Continuing Class III Directors") expire in 2003.

         All the Nominees have indicated a willingness to stand for election and to serve if elected. It is intended that the shares represented by the enclosed proxy will be voted for the election of the Nominees. Although it is anticipated that each Nominee will be available to serve as a Director, should any Nominee be unavailable to serve, the proxies will be voted by the proxy holders in their discretion for another person designated by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

         The following table sets forth the names of each Nominee, Continuing Class II Director and Continuing Class III Director, their ages, the year in which each first became a Director, their principal occupations during the past five years and other directorships, if any, held by them in companies with a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to its periodic reporting requirements. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding such persons' holdings of equity securities of the Corporation.

                                CLASS I DIRECTORS
                       (NOMINEES FOR TERMS EXPIRE IN 2004)

                                                     DIRECTOR
                     NAME                  AGE         SINCE             PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS
                     ----                  ---         -----             --------------------------------------------

         William W. Johnston               55           1990       Assistant  Secretary  since  2000 and  Secretary  of the
                                                                   Corporation  from 1990 to 1998;  outside counsel to the
                                                                   Corporation since 1989.

         Robert G. McCreary III            49         nominee      Founder and currently a principal of Capital Works,  LLC
                                                                   (a private  equity group focusing on  privatizations  of
                                                                   public  companies).  President  of  Carleton,  McCreary,
                                                                   Holmes & Co. from  1993-1996.  Mr.  McCreary  has served
                                                                   in numerous  managing  partner  positions in  investment
                                                                   banking  firms  and as a  partner  in a  large  regional
                                                                   corporate law firm.  Mr.  McCreary  serves as a director
                                                                   of Pioneer-Standard Electronics, Inc.

         Jose Blanco                       44           2000       Chief  Financial   Officer  of  the  Corporation   since
                                                                   December  2000;  Chief  Financial  Officer of Mucho.com,
                                                                   Inc.  since July 1999.  Assistant  Professor  of Finance
                                                                   in the MBA and  Executive  MBA  programs  at St.  Mary's
                                                                   College,  Moraga,  California since September 1996. From
                                                                   September 1994 to September  1996,  Mr. Blanco  attended
                                                                   Utah State University,  where he received a Ph.D. with a
                                                                   focus  in  Econometrics,   Applied   Microeconomics  and
                                                                   Finance.

         Joseph Mancuso                    59           2000       Chief  Executive  Officer of the CEO Club,  Inc.  and of
                                                                   the Center for  Entrepreneurial  Management,  Inc. since
                                                                   1977.   Chairman  of  the   Management   Department   at
                                                                   Worcester  Polytechnic  Institute in Massachusetts since
                                                                   1978.

                               CLASS II DIRECTORS
                            (TERMS EXPIRING IN 2002)


                                                     DIRECTOR
                     NAME                  AGE         SINCE             PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS
                     ----                  ---         -----             --------------------------------------------

         Kevin T. Costello                 51           1992       Chief  Operating   Officer  of  the  Corporation   since
                                                                   December   2000;   Chief   Executive   Officer   of  the
                                                                   Corporation   from  1999  to  2000;   President  of  the
                                                                   Corporation   since  1998;   Senior  Vice  President  of
                                                                   Operations   and   Chief   Operating   Officer   of  the
                                                                   Corporation  from 1993 to 1998;  Vice President of Sales
                                                                   and Marketing of the Corporation from 1991 to 1993.

         Crystal Faulkner                  40           1997       Principal in the accounting firm of Cooney, Faulkner & Stevens,
                                                                   LLC, Cincinnati, Ohio, since 1999. Principal in the
                                                                   accounting firm of Rippe & Kingston, Cincinnati, Ohio from
                                                                   1991 to 1999.

         Jay R. Strauss                    56           2000       Chief Legal Officer and Vice President of the Corporation since
                                                                   December 2000. Chief Legal Officer and director of Mucho.com Inc.
                                                                   from July 1999 until December 2000. Partner in the law firm of
                                                                   Strauss Nickerson LLP, Lafayette, California, from August 1998 to
                                                                   July 2000. Practiced law with the firm of Foley, McIntosh, Frey,
                                                                   Claytor and Strauss, Lafayette, California from 1990 to
                                                                   August 1998.

         Michael H. Thomas                 51           2000       Principal  of  Stonehenge  Partners,   Inc.,  a  private
                                                                   equity  group  based in  Columbus,  Ohio,  since  August
                                                                   1999. Business  consultant  specializing in investments,
                                                                   mergers  and  acquisitions  from  January  1998  to July
                                                                   1999.  Executive  Vice  President and Treasurer of JMAC,
                                                                   Inc.,  a  private  holding  company,  from 1980 to 1998.
                                                                   While with JMAC,  Inc.,  Mr.  Thomas's  duties  involved
                                                                   investments,   acquisitions,   and   financial  and  tax
                                                                   planning.

                               CLASS III DIRECTORS
                            (TERMS EXPIRING IN 2003)


                                                      DIRECTOR
                     NAME                  AGE         SINCE             PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS
                     ----                  ---         -----             --------------------------------------------


         S. Cash Nickerson                 41           2000      Chairman and Chief Executive Officer of the Corporation since
                                                                  December 2000; Chairman and Chief Executive officer of Mucho.com,
                                                                  Inc. since 1999; Member of the board of directors of the
                                                                  Corporation from 1997 to 1999; partner in the law firm of Strauss
                                                                  Nickerson LLP, Lafayette, California, from 1998 to 2000; and from
                                                                  1995 to 1997, Mr. Nickerson was the President and founder of
                                                                  Workforce Strategies, Inc. which was sold to the Corporation in
                                                                  1997.


         Lawrence A. McLernon              62           2000      Executive Vice President of Dynegy Inc. and Chief Executive
                                                                  Officer and President of Dynegy Global Communications. Chairman,
                                                                  President and Chief Executive Officer of Extant, Inc., from
                                                                  September 1998 to September 2000. Chairman of Rummler-Brache
                                                                  Group, Ltd. from January 1996 to December 1998.

         Daniel J. Jessee                  48           2000      Principal of Stonehenge Financial Holdings, a private
                                                                  investing group headquartered in Columbus, Ohio since August
                                                                  1998. Senior Manager Corporate Finance for Banc One Capital
                                                                  Corporation from August 1991 to August 1998.

         James D. Robbins                  55           2001      President of James D. Robbins and Co., a financial advisory and investment company, since July 2001. Managing partner of
                                                                  PricewaterhouseCoopers LLP (and its predecessor firm Coopers &
                                                                  Lybrand), Columbus market, from November 1, 1993 until his retirement on June 30, 2001. Mr. Robbins is a certified public accountant in the State of Ohio and the Commonwealth of Kentucky.

       INFORMATION CONCERNING THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS,
                           AND PRINCIPAL SHAREHOLDERS

MEETINGS, COMMITTEES, AND COMPENSATION OF THE BOARD OF DIRECTORS

         A total of 18 meetings of the Directors of the Corporation were held during fiscal 2000. Each of the Directors attended 75% or more of the meetings of the Directors held while the respective director was in office.

         The Corporation has an Audit Committee, a Compensation Committee and a Marketing Committee. The Audit and Compensation committees were formed by the Board of Directors at its first meeting following the completion of the Corporation's initial public offering in December 1996. The Marketing Committee was formed on May 2, 2001.

         Audit Committee. The Audit Committee, which consists of Messrs. Swartz and Mancuso and Ms. Faulkner is charged with the responsibility of reviewing such financial information (both external and internal) about the Corporation and its subsidiaries, so as to ascertain (i) that the overall audit coverage of the Corporation and its subsidiaries is satisfactory and appropriate and (ii) that an adequate system of internal financial control has been implemented throughout the Corporation and is being effectively followed. The Board of Directors adopted a written charter for the Audit Committee on June 8, 2000. The Audit Committee Charter is attached as Appendix A to this Proxy Statement. The Audit Committee met four times in fiscal 2000. See "Report of Audit Committee."

         Compensation Committee. The Compensation Committee, which consists of Messrs. Mancuso, Swartz and McLernon, considers and formulates recommendations to the Board with respect to all aspects of compensation to be paid to the executive officers of the Corporation subject to the provisions of the applicable employment agreements, undertakes such evaluations and makes such reports as are required by then applicable rules of the Securities and Exchange Commission and performs and exercises such other duties and powers as shall from time to time be designated by action of the Board of Directors. The Compensation Committee met once during fiscal 2000. See "Report of Compensation Committee."

         Marketing Committee. The Marketing Committee, which consists of Messrs. Costello, Jessee and Mancuso and Ms. Faulkner, meets with management quarterly to review the Corporation's marketing plan and assist management in identifying ways in which to better market the Corporation's services.

         In connection with the initial public offering of the Corporation's Common Stock in December 1996, the Corporation granted to each non-employee Director an option to purchase 5,000 shares of Common Stock at $12.00 per share, subject to vesting on December 9, 1997. These options are subject to the terms and conditions of the Corporation's 1996 Incentive Stock Plan. On September 3, 1997, the options issued in December 1996 were cancelled and replaced with options to purchase 5,000 shares of Common Stock at $8.50 per share. In addition, Ms. Faulkner was granted an option to acquire 5,000 shares of Common Stock at $8.50 per share. These options expire September 2, 2007. On June 8, 2000, Messrs. Johnston and Swartz and Ms. Faulkner each received an option to purchase 20,000 shares of Common Stock at $4.00 per share which vested on June 7, 2001.

         Non-employee Directors receive $1,000 for each Board of Directors and committee meeting attended, plus out-of-pocket expenses incurred in connection with attending meetings. Directors who are employees do not receive any separate compensation for their services as Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of Common Stock as of July 15, 2001, by each person known by the Corporation to own beneficially more than five percent of the Corporation's outstanding Common Stock, by each Nominee and Continuing Director, by each executive officer named in the Summary Compensation table contained in "Executive Compensation," and by all directors and executive officers as a group. Except as otherwise noted, each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by him or her.

                                                                                                               PERCENT
                                                                                                              OF SHARES
NAME AND ADDRESS OF                                                                 SHARES BENEFICIALLY     BENEFICIALLY
BENEFICIAL OWNER (1)                                                              OWNED AT JULY 15, 2001      OWNED(2)
--------------------                                                              ----------------------      --------


S. Cash Nickerson..............................................................        2,233,000   (3)          27.7%
Kevin T. Costello..............................................................        1,538,100   (4)          19.1%
Jose Blanco....................................................................          200,475   (3)           2.5%
Jay R. Strauss.................................................................          195,003   (3)           2.4%
Thomas A. Gerlacher............................................................            6,000   (7)           *
Joseph Mancuso.................................................................           52,908                 *
Crystal Faulkner...............................................................           25,000   (8)           *
William W. Johnston............................................................           40,080   (9)           *
M. R. Swartz...................................................................           36,000  (10)           *
Daniel J. Jessee...............................................................                0                  --
Michael H. Thomas..............................................................                0                  --
Lawrence A. McLernon...........................................................                0                  --
Robert G. McCreary, III........................................................                0                  --
James D. Robbins...............................................................            1,000                 *
Stonehenge Opportunity Fund LLC................................................        2,970,370  (11)          36.8%
Forrest Note Trust.............................................................          456,030                 5.6%
All Directors and Executive Officers as a group (13 Persons)...................        4,327,566  (12)          53.7%

* Represents less than 1% of the Corporation's outstanding shares of common stock.

(1) The address of each of the directors and officers listed in the table is 110 East Wilson Bridge Road, Worthington, Ohio 43085. The address for Stonehenge Opportunity Fund LLC is 191 W. Nationwide Boulevard Columbus, Ohio 43215. The address for the Forrest Note Trust is 3390 Mt. Diablo Boulevard, Lafayette, California 94549.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those shares. "Percent of Shares Beneficially Owned" is calculated on the basis of the number of shares outstanding on July 15, 2001, or 8,058,799 shares, plus the number of shares a person has the right to acquire within 60 days of July 15, 2001.

(3) Includes escrowed shares from the merger of Mucho.com, Inc. with and into the Corporation on December 28, 2000. The shares will be released from escrow upon the attainment of certain performance goals of Mucho.com, Inc.

(4) Includes 280,900 shares owned of record by Mr. Costello and his wife, Anne M. Costello, as joint tenants, of which Mr. Costello shares with his wife voting and investment power. Also includes 232,200 shares, which Mr. Costello has a right to vote and dispose as general partner of TEAM Partners LP, a limited partnership. Also includes 1,025,000 shares as to which Mr. Costello has the right to acquire beneficial ownership upon the exercise of stock options exercisable within 60 days of July 15, 2001.

(5) Includes 95,238 shares as to which Mr. Blanco has the right to acquire beneficial ownership upon the exercise of stock options exercisable within 60 days of July 15, 2001.

(6) Includes 26,455 shares as to which Mr. Strauss has the right to acquire beneficial ownership upon the exercise of stock options exercisable within 60 days of July 15, 2001.

(7) Includes 6,000 shares as to which Mr. Gerlacher has the right to acquire beneficial ownership upon the exercise of stock options exercisable within 60 days of July 15, 2001

(8) Includes 25,000 shares as to which Ms. Faulkner has the right to acquire beneficial ownership upon the exercise of stock options exercisable within 60 days of July 15, 2001.

(9) Includes 39,720 shares as to which Mr. Johnston has the right to acquire beneficial ownership upon the exercise of stock options exercisable within 60 days of July 15, 2001.

(10) Includes 25,000 shares as to which Mr. Swartz has the right to acquire beneficial ownership upon the exercise of stock options exercisable within 60 days of July 15, 2001.

(11) Includes 1,185,185 shares as to which Stonehenge Opportunity Fund LLC has the right to acquire beneficial ownership upon the exercise of warrants exercisable within 60 days of July 15, 2001. Also includes 1,185,185 shares issuable upon conversion of preferred stock.

(12) Includes 1,242,413 shares issuable from the exercise of stock options exercisable within 60 days of July 15, 2001.

EXECUTIVE OFFICERS

         The following table and biographies set forth information concerning our executive officers, who are elected by the Board of Directors:

NAME                                     AGE                       POSITION
----                                     ---                       --------
S. Cash Nickerson....................    41        Chairman and Chief Executive Officer

Kevin T. Costello....................    50        President, Chief Operating Officer and a Director

Jose Blanco..........................    44        Chief Financial Officer, Treasurer and a Director

Jay R. Strauss.......................    56        Chief Legal Officer, Vice President, Secretary and a Director

Thomas Gerlacher.....................    57        Chief Accounting Officer

         The backgrounds of each of Messrs. Nickerson, Costello, Blanco and Strauss are set forth above.

Thomas Gerlacher has been Chief Accounting Officer of the Corporation since December 2000. Mr. Gerlacher was Vice President of Finance, Treasurer and Chief Financial Officer of the Corporation from March 2000 to December 2000. Mr. Gerlacher was Vice President of Finance for United Magazine Company from July 1998 to February 1999 and Chief Financial Officer of United Magazine Company from December 1993 to July 1998.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information concerning the annual and long-term compensation of the chief executive officer of the Corporation and the other executive officers (together, the "Named Executives"), whose total salary and bonus for the last completed fiscal year exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                               ANNUAL                           LONG TERM
                                                            COMPENSATION                      COMPENSATION
                                                            ------------                      ------------

                                                                                              STOCK OPTIONS

NAME AND PRINCIPAL POSITION                    YEAR            SALARY              BONUS        # GRANTED      ALL OTHER
---------------------------                    ----            ------              -----        ---------     COMPENSATION (1)
                                                                                                              ----------------

S. Cash Nickerson, Chairman and                  2000                --                 --             --              --
Chief Executive Officer (2)............          1999                --                 --             --              --
                                                 1998        $  100,000                 --             --        $  6,195

Kevin T. Costello, President and                 2000        $  378,478(3)      $  135,000        850,000        $  9,210
Chief Operating Officer................          1999        $  351,550(3)          63,000             --        $  8,703
                                                 1998        $  308,752(3)              --         50,000        $  8,587

Thomas Gerlacher, Chief Accounting               2000        $   96,619         $   22,500         70,000        $  7,849
Officer................................          1999                --                 --             --              --
                                                 1998                --                 --             --              --

(1) Represents health care insurance premiums paid by the Corporation for the benefit of the indicated Named Executive Officer and the compensatory value of a company provided car.

(2) Mr. Nickerson was elected Chief Executive Officer on December 28, 2000. Mr. Nickerson earned $0 in 1999 and $100,000 in 1998 while employed by the Corporation as the President of TEAM America of California, Inc.

(3) Includes commissions in the amounts of $143,116 in 2000, $134,704 in 1999, and $115,620 in 1998 paid to Mr. Costello.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

          The following table sets forth certain information concerning options granted during fiscal 2000 to the Named Executives.

                                                 INDIVIDUAL GRANTS
                                                 -----------------
                                           PERCENTAGE
                                            OF TOTAL                                              POTENTIAL
                                             OPTIONS                                         REALIZABLE VALUE AT
                              NUMBER       GRANTED TO    EXERCISE                           ASSUMED ANNUAL RATES
                                OF          EMPLOYEES      PRICE                               OF STOCK PRICE
                              OPTIONS       IN FISCAL       PER          EXPIRATION             APPRECIATION
NAME                          GRANTED         2000         SHARE            DATE            FOR OPTION TERM(1)(2)
----                          -------         ----         -----            ----            ---------------------
                                                                                            5%($)              10%($)
                                                                                            -----              ------

Kevin T. Costello...........   125,000         11.3%    $     4.000         05/17/10    $      314,447    $        796,871
                               125,000         11.3%    $     4.785         12/13/10    $      376,158    $        953,257
                               600,000         54.1%    $     3.875         12/27/10    $    1,462,180    $      3,705,451

Thomas Gerlacher............    30,000          2.7%    $     4.000         05/17/10    $       75,467    $        191,249
                                40,000          3.6%    $     4.785         12/13/10    $      120,370    $        305,042

(1) The dollar amounts in these columns are the product of (a) the difference between (1) the product of the per share market price at the date of the grant and the sum of 1 plus the assumed rate of appreciation (5% and 10%) compounded over the term of the option (ten years) and (2) the per share exercise price and (b) the number of shares underlying the grant.

(2) The appreciation rates stated are arbitrarily assumed, and may or may not reflect actual appreciation in the stock price over the life of the option. Regardless of any theoretical value which may be placed on a stock option, no increase in its value will occur without an increase in the value of the underlying shares. Whether such an increase will be realized will depend not only on the efforts of the recipient of the option, but also upon conditions in the Corporation's industry and market area, competition, and economic conditions, over which the optionee may have little or no control.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

         The following table sets forth certain information concerning the value of unexercised stock options held as of December 31, 2000 by the Named Executives.

                                                                   NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                                  UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS
                                                              OPTIONS AT FISCAL YEAR-END (#) AT FISCAL YEAR-END ($)(2)
                                            SHARES      VALUE ------------------------------ -------------------------
                                          ACQUIRED ON REALIZED
                                          EXERCISE(#)  ($)(1)   EXERCISABLE   UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
                                          -----------  ------   -----------   -------------  -----------   -------------

S. Cash Nickerson......................        0           0             0              0   $          0    $           0
Kevin T. Costello .....................        0           0       695,000        330,000   $          0    $     167,500
Thomas Gerlacher.......................        0           0         6,000         64,000   $      6,375    $      36,600

(1) Represents the difference between the per share fair market value on the date of exercise and the per share option exercise price, multiplied by the number of shares to which the exercise relates.

(2) Represents the total gain which would be realized if all in-the-money options held at year end were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and per share fair market value at year end. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.


EMPLOYMENT AGREEMENTS

         Effective November 1999, Mr. Costello executed an employment agreement with the Corporation pursuant to which he agreed to serve as President for a period of three years and, unless terminated in accordance with the provisions therein, on the first day of each month that the agreement is in effect, the remaining term thereof will be automatically extended for one additional month. Under the terms of the agreement, Mr. Costello received an annual base salary which was $235,362 in 2000, plus incentive compensation in an amount determined by the Corporation's compensation committee based upon various factors including the Corporation's results of operations and financial condition and Mr. Costello's performance during the relevant period. In addition to such base salary and incentive compensation, Mr. Costello may receive commissions on sales to clients for which he is responsible pursuant to terms and conditions determined by the Corporation's compensation committee. In the event Mr. Costello's employment is terminated for cause, the Corporation will pay Mr. Costello the compensation and benefits due under his employment agreement through the date of such termination. Mr. Costello's employment agreement contains certain noncompetition and non-solicitation provisions which prohibit him from competing with the Corporation during his employment and for a period of one year after termination of his employment.

         The Corporation has agreed to maintain one or more life insurance policies on the life of Mr. Costello in an aggregate amount sufficient to pay Mr. Costello's widow approximately $110,000 per year for 15 years in the event that he dies prior to his retirement. No such benefit will be paid in the event that Mr. Costello dies after his retirement. In addition, upon Mr. Costello's retirement on or after his sixty-fifth birthday, the Corporation will pay him an amount calculated to be equal to the maximum loan available from such insurance policy which will not cause the insurance policy to lapse prior to his life expectancy. Thereafter, such amount shall be recalculated on an annual basis and the Corporation will pay Mr. Costello any increase in such amount. Additionally, the Corporation maintains a key man life insurance policy on Mr. Costello in the amount of $750,000 for the benefit of the Corporation.

         The following Compensation Committee Report and Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any of our filings under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent that the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.



                        REPORT OF COMPENSATION COMMITTEE

THE COMPENSATION COMMITTEE

         The Compensation Committee consisted of Messrs. Mancuso, Swartz and McLernon in fiscal 2000.

COMPENSATION POLICIES

         The Corporation's compensation program is designed to attract and retain highly qualified executive officers and managers and to motivate them to maximize the Corporation's earnings and shareholder returns. The Corporation's executive and key personnel compensation consists of two principal components:
(i) cash compensation, consisting of a base salary and, in certain cases, commissions on sales to clients and/or a bonus which is based upon the Corporation's operating performance, and (ii) stock options. Stock options are intended to encourage key employees to remain employed by the Corporation by providing them with a long-term interest in the Corporation's overall performance as reflected by the performance of the market for the Corporation's common stock.

         The compensation of the Corporation's executive officers, other than the chief executive officer, is established annually by the CEO in consultation with the Compensation Committee, subject to the provisions of any applicable employment agreements. See "Executive Compensation--Employment Agreements." In establishing the compensation of executive officers, various factors are considered, including the executive officer's individual scope of responsibilities, the quality of his or her performance in discharging those responsibilities and the Corporation's financial performance as a whole.

CEO COMPENSATION

         The minimum annual base salary for Mr. Costello was established pursuant to an employment agreement, which was executed on October 26, 1999. In fiscal 2000, the CEO's potential compensation included base salary and a bonus which were determined by the Board of Directors based upon its perception of the individual performance of the CEO and the performance of the Corporation as a whole. No particular weight was given by the Board of Directors to any particular factor in its evaluation of each component of the CEO's compensation for fiscal 2000. In 2001, Mr. Nickerson's base salary will be as set by the Compensation Committee and his bonus, stock options and commissions, if any, will be determined by the Compensation Committee based upon the foregoing factors.

         The Budget Reconciliation Act of 1993 amended the Internal Revenue Code to add Section 162(m) ("Section 162(m)") which bars a deduction to any publicly held corporation for compensation paid to a "covered employee" in excess of $1,000,000 per year. Generally, the Corporation intends that compensation paid to covered employees shall be deductible to the fullest extent permitted by law. The 1996 Incentive Stock Plan, as defined and described in this Proxy Statement, is intended to qualify under Section 162(m).

                                            THE COMPENSATION COMMITTEE

                                            Lawrence McLernon
                                            M.R. Swartz
                                            Joseph Mancuso

                            REPORT OF AUDIT COMMITTEE

         The Audit Committee consists of Messrs. Swartz and Mancuso and Ms. Faulkner.

         In fulfilling its responsibilities, the Committee recommended to the Board, the selection of Arthur Andersen LLP as the Corporation's independent public accountants for fiscal 2000.

         The primary responsibility of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating primarily to the quality and integrity of the Corporation's financial reporting processes and reports, its systems of internal accounting and controls, and the independent audit of its financial statements. Management is responsible for preparing the financial statements, and the outside auditor is responsible for auditing those financial statements.

         In fulfilling its oversight responsibilities, the Audit Committee reviewed the financial statements in the Annual Report on Form 10-K with management and the outside auditors, including their judgment about the quality and appropriateness of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. In addition, the Audit Committee discussed with the outside auditors any matter required to be communicated under generally accepted auditing standards by Auditing Standards 61, as amended. The Audit Committee also discussed with the outside auditors the auditors' independence from management and the Corporation including the matters in the formal written statement required by the Independence Standards Board Standard No. 1.

         The Audit Committee discussed with the Corporation's outside auditors the overall scope and plan for their audit of the consolidated financial statements of the Corporation for the year ended December 31, 2000. The Audit Committee met separately with the outside auditors, with and without management present, to discuss the results of their audits, including the integrity, adequacy, and effectiveness of the accounting and financial reporting processes and controls, and the overall quality of the Corporation's reporting.

         Based upon its work and the information received in the inquiries outlined above, the Committee is satisfied that its responsibilities under the charter for the period ended December 31, 2000, were met and that the financial reporting and audit processes of the Corporation are functioning effectively. Further, in reliance on the reviews and discussions outlined above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2000.

                                        THE AUDIT COMMITTEE

                                        M.R. Swartz
                                        Crystal Faulkner
                                        Joseph Mancuso

                                PERFORMANCE GRAPH

         The following graph compares the cumulative total shareholder return of the Corporation's common stock from December 10, 1996 (the date the Corporation became a public company), until December 31, 2000, with the cumulative total return of (a) the Nasdaq Stock Market-US Index and (b) the S&P SmallCap 600 Services (Commercial and Consumer) Index. The graph assumes the investment of $100 in the Corporation's common stock, the Nasdaq Stock Market-US Index and the S&P SmallCap 600 Services (Commercial and Consumer) Index. The initial public offering price of the Corporation's common stock was $12.00 per share and the closing price of the shares on the first day of trading was $12.25.



                                                                            Cumulative Total Return
                                                    ------------------------------------------------------------------------
                                                        12/6/96       12/96       12/97       12/98       12/99       12/00



TEAM MUCHO, INC.                                         100.00       94.79       87.50       47.92       47.40       42.19
NASDAQ STOCK MARKET (U.S.)                               100.00      100.11      122.61      172.87      321.26      193.20
PEER GROUP                                               100.00      101.11      145.90      177.34      160.64      135.82

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Messrs. McLernon, Mancuso and Swartz are not employees of the Corporation.

         During fiscal 2000, Mr. Johnston received fees for legal services provided to the Corporation in the amount of $156,000. Ms. Faulkner received fees for tax services provided to the Corporation in the amount of $104,000 in fiscal 2000.

         Mr. Johnston has entered into the Corporation's standard client agreement pursuant to which he is both the Corporation's client and worksite employee. The Corporation has provided, and expects to continue to provide, professional employer organization services to Mr. Johnston upon terms and conditions no more favorable than those generally provided to the Corporation's other clients.

TRANSACTIONS BETWEEN EXECUTIVE OFFICERS AND THE CORPORATION

         Effective December 28, 2000, TEAM Merger Corporation, a wholly owned subsidiary of TEAM America Corporation merged with and into Mucho.com, Inc. This merger effectively merged Mucho.com, Inc. with TEAM America Corporation. Each of Messrs. Nickerson, Blanco and Strauss were directors and officers of Mucho.com, Inc. In 2000, the Corporation paid $90,000 to a law firm in which Mr. Nickerson and Mr. Strauss were partners.

FEES OF THE INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2001

          The following table shows the aggregate fees billed to the Corporation by Arthur Andersen LLP, the Corporation's independent public accountants, for services rendered during the fiscal year ended December 31, 2000.


                                  DESCRIPTION OF FEES                                         AMOUNT
          ---------------------------------------------------------------------      -------------------------

          Audit Fees (1)                                                                     $281,700
          Financial Information Systems Design and Implementation Fees                       $      0
          All Other Fees (2)                                                                 $ 82,150


--------------

(1) Includes fees for audits for fiscal 2000, financial statements and reviews of the related quarterly financial statements.

(2) The Audit Committee of the Corporation's Board of Directors has considered whether the rendering of such non-audit services by Arthur Andersen LLP is compatible with maintaining the principal accountant's independence.

           AMENDMENT TO THE CORPORATION'S SECOND AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION

         The Board of Directors has approved an amendment to the Corporation's Second Amended and Restated Articles of Incorporation (the "Articles"), subject to approval of the amendment by the shareholders at the Annual Meeting. First, the amendment will allow the holders of the Series 2000 9.75% Cumulative Convertible Redeemable Class A Preferred Stock (the "Preferred Shares") voting as a separate class, to elect two directors to the Corporation's Board of Directors. Second, the amendment will eliminate the redemption provisions of the Preferred Shares. Approval of these amendments requires the affirmative vote of the majority of holders of the Corporation's Common Stock and of Preferred Shares each voting separately as a class. The following summary does not purport to be complete and is qualified in its entirety by the terms of the Third Amended and Restated Articles of Incorporation which is attached hereto as Appendix B.

PURPOSE OF THE AMENDMENTS TO THE ARTICLES

         Under the Purchase Agreement signed December 28, 2000 among the Corporation and the holders of the Preferred Shares, the Corporation agreed, subject to shareholder approval, to permit the holders of the Preferred Shares to nominate and elect, voting as a separate class, two members of the Board of Directors.

         Effective January 1, 2001, the holders of the Preferred Shares agreed to eliminate the mandatory redemption feature of the Preferred Shares. In exchange for such amendment, the Corporation agreed to have a qualified offering of its securities prior to June 28, 2004. A qualified offering is a firm-commitment underwritten public offering for the sale of common shares with offering proceeds of at least $30 million and proceeds to the holders of the Preferred Shares of not less than $10 million (if elected by the holders of the Preferred Shares) and post-money valuation of at least $150 million. If a qualified offering has not occurred prior to June 28, 2004, the Company will be in default of the agreement. The parties have agreed that in the event of a default, the holders of the Preferred Shares would be able to receive, as liquidated damages, an amount equal to the liquidation preference of the shares at the time the payment is made, plus costs and expenses associated with collecting the same, or actual damages, whichever is greater.

         The affirmative vote of a majority of the Common Stock and a majority of the Preferred Shares voting as separate classes present in person or represented by proxy at the Annual Meeting is required to adopt the amendment to the Articles of Incorporation.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR APPROVAL OF THE AMENDMENT.

                              CERTAIN TRANSACTIONS

         For a discussion of certain business relationships and transactions between the Corporation and Mr. Johnston and Ms. Faulkner, see "Compensation Committee Interlocks and Insider Participation."

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Corporation's directors and executive officers, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 and 5), of shares of Common Stock of the Corporation with the Securities and Exchange Commission. Executive officers, directors and greater than ten-percent shareholders are required to furnish the Corporation with copies of all such forms they file.

         To the Corporation's knowledge, based solely on its review of the copies of such forms received by it, and written representations from certain reporting persons that no additional forms were required, all filing requirements applicable to its executive officers, directors and greater than ten-percent shareholders were complied with in fiscal 2000.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP has acted as independent certified public accountants of the Corporation for fiscal 2000. Arthur Andersen LLP is expected to have a representative present at the Annual Meeting who may make a statement, if desired, and will be available to answer appropriate questions. Arthur Andersen LLP has also been retained by the Corporation as its independent certified public accountants for fiscal 2001.

                              SHAREHOLDER PROPOSALS

         Each year the Board of Directors submits its nominations for election of directors at the Annual Meeting of Shareholders. Other proposals may be submitted by the Board of Directors or the shareholders for inclusion in the Proxy Statement for action at the Annual Meeting. Any proposal submitted by a shareholder for inclusion in the Proxy Statement for the Annual Meeting of Shareholders to be held in 2002 must be received by the Corporation (addressed to the attention of the Secretary) on or before January 31, 2002. To be submitted at the meeting, any such proposal must be a proper subject for shareholder action under the laws of the State of Ohio, and must otherwise conform to applicable requirements of the Proxy Rules of the Securities and Exchange Commission. Any shareholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at the Corporation's 2002 annual meeting will be considered untimely for purposes of Rue 14a-4 and 14a-5, if notice thereof is received by the Corporation after April 14, 2002. To be submitted at the meeting, any such proposal must be a proper subject for shareholder action under the laws of the State of Ohio.

         The Corporation's Second Amended and Restated Code of Regulations (the "Regulations") provide that shareholder nominations for election as Directors may be made in compliance with certain advance notice, informational and other applicable requirements. In order to be considered, a shareholder's notice of Director nomination must be delivered to or mailed and received by the Secretary of the Corporation at 110 East Wilson Bridge Road, Worthington, Ohio 43085 not less than 60 or more than 90 days prior to the Corporation's Annual Meeting; provided, however, that in the event that less than 75 days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 15th day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made. The Corporation's Annual Meeting will generally be held in May of each year. A shareholder's notice of Director nominations must contain certain information required by the Regulations and must be accompanied by the written consent of each proposed nominee to serve as a Director of the Corporation, if elected. Copies of the Regulations are available upon request made to the Secretary of the Corporation at the above address. The requirements described above do not supersede the requirements or conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Corporation's proxy materials for a meeting of shareholders.

                                  OTHER MATTERS

         As of the date of this proxy statement, the Board of Directors knows of no other business that will come before the Annual Meeting. Should any other matter requiring the vote of the shareholders arise, the enclosed proxy confers upon the proxy holders discretionary authority to vote the same in respect to the resolution of such other matters as they, in their best judgment, believe to be in the best interest of the Corporation.

         Shareholders are urged to forward their proxies without delay. A prompt response will be greatly appreciated.

                                              By Order of the Board of Directors

                                              S. Cash Nickerson
                                              Chairman of the Board of Directors

August 22, 2001

                                                                      Appendix A

              TEAM AMERICA CORPORATION, A COMPANY LISTED ON NASDAQ
                             AUDIT COMMITTEE CHARTER
                           As Adopted on June 8, 2000


This Charter sets forth the role and responsibilities of the Audit Committee of the Board of Directors of the Company in its financial reporting system. The Audit Committee generally oversees and monitors management's and the outside auditors' participation in the financial reporting process. The outside auditor for the Company is ultimately accountable to the Board and Audit Committee, as representatives of the shareholders. The Board and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor proposed for shareholder approval in any proxy statement).

Responsibilities
----------------

The Audit Committee is appointed by the Board to assist the Board in, among other things:
(1) monitoring the integrity of the financial statements of the Company, (2) requiring that the outside auditor submits on a periodic basis, but at least annually, to the Audit Committee a formal written statement delineating all relationships between the outside auditor and the Company, consistent with Independence Standards Board Standard No. 1, and actively engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and for taking, or recommending that the Board of Directors take, appropriate action, to oversee the independence of the outside auditor, (3) reviewing and assessing the adequacy of this Charter, at least annually, (4) making such reports as are required by the Securities and Exchange Commission and (5) reviewing recommendations to the Board with respect to the selection, evaluation, and where appropriate, replacement of the Company's outside auditor. The Audit Committee shall have such other responsibilities as are required by the NASDAQ and the Securities and Exchange Commission.

Membership Requirements
-----------------------

The Audit Committee shall consist of at least three members. Each member of the Audit Committee shall meet the independence standards and financial literacy requirements as established from time to time by the NASDAQ. Under NASDAQ rules, one Audit Committee member may be "not independent" so long as he/she is (1) not a current employee, (2) not an immediate family member of a current employee, and (3) the Board determines that membership on the Audit Committee by that individual is required by the best interests of the corporation and its shareholders and this is disclosed in the next proxy statement along with the reasons for the Board's determination. The members of the Audit Committee are appointed by the Board. The Audit Committee members shall select a Chair, who shall be an "Independent Director," as defined in the listing standards of the NASDAQ Stock Market.

Authority
---------

The Audit Committee shall have the authority to retain special legal, accounting, or other consultants to advise the Committee with respect to its responsibilities and authority hereunder and to retain professionals and advisors to assist the Audit Committee in maintaining or improving its financial literacy, and incur any expenses related to any of the foregoing. The Audit Committee may require any officer or employee of the Company or the Company's internal or outside counsel or outside auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee may not, however, knowingly cause the Company's counsel to make any disclosure in a manner that would cause a loss of the attorney-client privilege or a waiver of the work product doctrine.

Processes
---------

The Audit Committee, in fulfilling its responsibilities and in the exercise of its authority, during each of the periods indicated, shall:


A.       QUARTERLY

1. Maintain minutes of its meetings (which may, if needed to protect privilege, be confidential) and make regular reports to the Board.

2. Review with management and the outside auditor the financial statement review completed by the outside auditor prior to the release of quarterly earnings.

3. Review an analysis prepared by management and the outside auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

4. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.


B.       ANNUALLY

1. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

2. Discuss with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

3. Prepare the Audit Committee Report as required by the rules of the Securities and Exchange Commission, to be included in the Company's annual proxy statement, stating whether:

         (a) The Audit Committee reviewed and discussed the audited financial statements with management;

         (b) The Audit Committee discussed with the outside auditor the matters required to be discussed by SAS 61, as may be modified or supplemented;

         (c) The Audit Committee received the written disclosures and the letter from the outside auditor required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES), as may be modified or supplemented, and has discussed with the outside auditor the outside auditor's independence; and

         (d) Based on the review and discussions referred to in paragraphs (a) through (c) above, whether the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Commission.

4. Provide the Board with such individual information and assurances as are reasonably necessary to assure that each member of the Audit Committee is an Independent Director.

5. Obtain from the outside auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

6. Meet with the outside auditor prior to the audit to review the planning and staffing of the audit.

7. Obtain reports from management, the Company's senior internal auditing executive (if any), and the outside auditor, that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct.

8. Review with the outside auditor any problems or difficulties the outside auditor may have encountered and any management letter provided by the outside auditor, and the Company's response to that letter. Such review should include:

         (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

         (b) Any changes required in the planned scope of any internal audit.

         (c) The internal audit department, if one exists, responsibilities, budget and staffing.

9. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct.

10. Review with the Company's inside General Counsel (if applicable) and principal outside Counsel those legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

11. Meet at least annually with the chief financial officer, any senior internal auditing executive and the outside auditor in separate executive sessions.

12. Review major changes to the Company's auditing and accounting principles and practices as suggested by the outside auditor, any internal auditors or management.

13.      Approve the fees to be paid to the outside auditor.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor, or to assure compliance with laws and regulations and the Company's Code of Business Conduct.

                                                                      Appendix B



              THIRD AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                       OF

                                TEAM MUCHO, INC.

         These Third Amended and Restated Articles of Incorporation supersede the Articles of Incorporation of the Corporation heretofore in effect.

         FIRST: The name of the Corporation shall be TEAM Mucho, Inc. (hereinafter referred to as the "Corporation").

         SECOND: The place in the State of Ohio where the principal office of the Corporation will be located is the City of Worthington in Franklin County.

         THIRD: The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be formed under Chapter 1701 of the Ohio Revised Code, as now in effect or hereafter amended.

         FOURTH: The amount of total authorized capital which the Corporation shall have authority to issue is Fifty Million (50,000,000) shares, consisting of Forty Five Million (45,000,000) Common Shares, without par value (the "Common Shares"), and Five Million (5,000,000) Preferred Shares, without par value, consisting of Two Million Five Hundred Thousand (2,500,000) Class A Voting Preferred Shares (the "Class A Preferred Shares") and Two Million Five Hundred Thousand (2,500,000) Class B Nonvoting Preferred Shares (the "Class B Preferred Shares").

                  (A)  EXPRESS TERMS OF THE COMMON SHARES

                  The Common Shares shall be subject to the terms of the Class A Preferred Shares and the Class B Preferred Shares (collectively, the "Preferred Shares") and the express terms of any series thereof. Subject to any rights to receive dividends to which the holders of the outstanding Preferred Shares may be entitled, the holders of Common Shares shall be entitled to receive dividends, if and when declared, payable from time to time by order of the Board of Directors from funds legally available therefor.

                  (B)  EXPRESS TERMS OF THE CLASS A PREFERRED SHARES

                  The Class A Preferred Shares may be issued from time to time in one or more series. All Class A Preferred Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of each series shall be identical with all other shares of such series, except as to the date from which dividends are cumulative. Subject to the provisions of this paragraph (B), which provisions shall apply to all Class A Preferred Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and with respect to each such series prior to the issuance thereof to fix:

                  (1) the designation of the series, which may be by distinguishing number, letter or title;

                  (2) the number of shares of the series, which number the Board of Directors may from time to time (except where otherwise provided in the creation of the series) increase or decrease (but not below the number of shares thereof then outstanding);

                  (3)      the dividend rate of the series;

                  (4) the dates of payment of dividends and the dates from which dividends of the series shall be cumulative;

                  (5) the redemption rights and price or prices for shares of the series;

                  (6) sinking fund requirements, if any, for the purchase or redemption of shares of the series;

                  (7) the liquidation price payable on shares of the series in the event of any liquidation, dissolution or winding up of affairs of the Corporation;

                  (8) whether the shares of the series shall be convertible into Common Shares, and, if so, the conversion price or prices, any adjustments thereof, and all other terms and conditions upon which such conversion may be made;

                  (9) restrictions on the issuance of shares of any class or series;

                  (10) special voting rights, if any, associated with the series, which may be full, limited, or denied, except as otherwise required by law; and

                  (11) such other terms as the Board of Directors may by law from time to time be permitted to fix or change.

                  The Board of Directors is authorized to adopt from time to time amendments to these Second Amended and Restated Articles of Incorporation fixing or changing, with respect to each such series, the matters described in the preceding clauses (1) to (11) of this paragraph (B).

                  Except as otherwise provided herein, by law or by the terms of one or more amendments adopted by the Board of Directors as provided in the immediately preceding paragraph, (i) Class A Preferred shall entitle the holder thereof to one vote for each Class A Preferred Share on all matters submitted to a vote of the shareholders of the Corporation, and (ii) the holders of the Class A Preferred Shares and the holders of Common Shares shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation. The approval of holders of a majority of the outstanding Class A Preferred Shares voted together as a class shall be required in order to amend these Second Amended and Restated Articles of Incorporation of the Corporation to affect adversely the rights of the holders of the Class A Preferred Shares or to take any action that would result in the creation of or an increase in the number of authorized shares senior or superior with respect to dividends or upon liquidation to the Class A Preferred Shares.

                  (C) EXPRESS TERMS OF THE SERIES 2000 9.75% CUMULATIVE CONVERTIBLE REDEEMABLE CLASS A PREFERRED SHARES

         Section 1. USE OF DEFINED TERMS. Certain terms used in this paragraph
(C) are defined in Section 9 of this paragraph (C). Unless otherwise expressly provided or unless the context otherwise requires, such defined terms shall have the meaning specified in Section 9.

         Section 2. NUMBER; DESIGNATION; RANK.

                  (a) NUMBER; DESIGNATION. 125,000 of the Class A Voting Preferred Shares, without par value, of the Corporation shall constitute a series designated as "Series 2000 9.75% Cumulative Convertible Redeemable Class A Preferred Shares" (the "Series A Shares").

                  (b) RANK. The Series A Shares shall, with respect to dividend rights and rights on liquidation, dissolution or winding up, rank senior to the Common Shares and to any other class or series of preferred shares issued prior to, on or after the Issue Date.

         Section 3. VOTING RIGHTS.

                  (a) GENERAL MATTERS. Except as provided herein and as otherwise required by law, the Series A Shares shall vote together with the Common Shares as a single class and each outstanding Series A Share shall have a number of votes equal to the number of Common Shares issuable upon conversion of the Series A Shares (with any fractional share determined on an aggregate conversion basis being rounded down to the nearest whole share) as of the record date for determination of shareholders entitled to vote on such matters or, if no such record date is established, as of the date such vote is taken or any written consent of shareholders is solicited.

                  (b) The holders of the Series A Shares shall have the right, voting as a separate class, to nominate and elect two members to the Corporation's Board of Directors. In the case of any vacancy in the office of a director occurring among the directors elected by the Series A Shares pursuant to Section 3(a) above, the remaining director so elected by the holders of the Series A Shares may elect a successor to hold office for the remainder of the unexpired term of the director whose place has become vacant. Any director who shall have been elected by the holders of the Series A Shares or pursuant to the preceding sentence may be removed during the aforesaid term of office, whether with or without cause, only by the affirmative vote of the holders of a majority of the Series A Shares.

         Section 4. DIVIDENDS.

                  (a) PAYMENT OF DIVIDENDS. The holders of Series A Shares, in preference to the holders of Common Shares and of any shares of other Capital Stock of the Corporation as to payment of dividends, shall be entitled to receive, when, as and if declared by the Board of Directors, out of the assets of the Corporation legally available therefor, distributions in the form of cumulative cash dividends at an annual rate per share equal to 9.75% of the Liquidation Preference from and after the respective dates of issuance of applicable Series A Shares, as long as Series A Shares remain outstanding. Dividends shall
         (i) be computed on the basis of the Liquidation Preference; (ii) accrue and be payable quarterly, in arrears, on March 31, June 30, September 30 and December 31 (each such date being referred to herein as a "Quarterly Dividend Payment Date"), except that if any Quarterly Dividend Payment Date is not a Business Day then the Quarterly Dividend Payment Date shall be on the first immediately succeeding Business Day, commencing on the first Quarterly Dividend Payment Date following the respective dates of issuance of applicable Series A Shares; and (iii) be payable in cash; provided, however, that, at the election of the Corporation, any and all dividends which accrue during the period ending on December 31, 2002 are permitted to be payable in the form of Series A Shares which, for such purpose, shall be valued at an amount equal to the product of $100 multiplied by a fraction, the numerator of which is the Conversion Price then in effect and the denominator of which is $6.75.

                  (b) ACCRUAL OF DIVIDENDS; DEFAULT DIVIDENDS. Dividends payable pursuant to Section 4(a) of this paragraph (C) shall begin to accrue and be cumulative from the respective dates of issuance of applicable Series A Shares, whether or not declared on a daily basis. The amount of dividends so payable shall be determined on the basis of twelve 30-day months and a 360-day year. Upon the occurrence of an "Event of Default", as defined in the Purchase Agreement, both of the following consequences shall result: (i) dividends on the Series A Shares shall thereafter accrue at an annual rate per share of 20.00% of the Liquidation Preference (the "Extraordinary Default Dividend Rate") and
         (ii) the holders of record of the Series A Shares on the date of such occurrence shall be entitled to an extraordinary special dividend in an amount equal to (A) the amount of dividends which would have accrued on the Series A Shares had the rate specified in Section 4(a) been "20.00%", rather than "9.75%", less (B) the amount of dividends theretofore accrued on the Series A Shares (the "Extraordinary Default Special Dividend.") Series A Shares on which accrued dividends are not paid within ten (10) days of any Quarterly Dividend Payment Date shall thereafter accrue dividends on the Liquidation Preference at an annual rate per share equal to the sum of the otherwise applicable dividend rate plus four hundred (400) basis points (the "Default Dividend Rate") until all accrued and unpaid dividends are paid in full and shall be payable at any time as of which funds legally available therefor are available to the Corporation (without reference to any regular Quarterly Dividend Payment Date) to the holders of record on such date, not exceeding thirty (30) days preceding the payment thereof, as may be fixed by the Board of Directors. Dividends paid on Series A Shares (including any dividends payable at the Default Dividend Rate, any dividends payable at the Extraordinary Default Dividend Rate and any Extraordinary Default Special Dividends (such dividends, "Default Dividends")) in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. All references herein to "unpaid dividends" shall be deemed to include any unpaid Default Dividends.

                  (c) RESTRICTED PAYMENTS. So long as any Series A Shares are outstanding, the Corporation shall not declare, pay or set apart for payment any dividend on any Common Shares or other shares of Capital Stock of the Corporation or make any payment on account of, or set apart for payment money for a sinking or other similar fund for, the purchase, redemption or other retirement of, any Common Shares or other shares of Capital Stock of the Corporation or any warrants, rights, calls or options exercisable for or convertible into any Common Shares or other shares of Capital Stock of the Corporation, or make any distribution in respect thereof, either directly or indirectly, whether in cash, obligations or shares of the Corporation or other property, and shall not permit any person directly or indirectly controlled by the Corporation to purchase or redeem any of the Common Shares or other shares of Capital Stock of the Corporation or any warrants, rights, calls or options exercisable for or convertible into any Common Shares or other shares of Capital Stock of the Corporation, unless all accrued and unpaid dividends on the Series A Shares shall have been paid.

                  (d) DIVIDENDS ON COMMON SHARES. So long as any Series A Shares remain outstanding, if the Corporation pays a dividend in cash, securities or other property on Common Shares then at the same time the Corporation shall declare and pay a dividend on shares of Series A Shares in the amount of dividends that would be paid with respect to Series A Shares if such shares were converted into Common Shares on the record date for such dividends (or if no record date is established, at the date such dividend is declared).

         Section 5. LIQUIDATION PREFERENCE.

                  (a) Each holder of Series A Shares shall have the right, at any time and from to time, to convert all or any of the Series A Shares owned by such holder into Common Shares at the Conversion Rate for such holder described in Section 6(b), below. If any holder of Series A Shares converts any or all such Series A Shares into Common Shares, the provisions of this Section 5 shall not apply to those Series A Shares which have been converted by such holder into Common Shares.

                  (b) Upon any liquidation, dissolution or winding up of the Corporation including a merger, reorganization or other transaction in which the shareholders of the Corporation prior to the transaction do not retain a majority of the Voting Power of the surviving entity or a sale of all or substantially all of the Corporation's assets, either voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation, including the payment of all fees, taxes and other expenses incidental thereto, and to the extent that the Series A Shares have not, at the election of the holders thereof, been converted to Common Shares, the holders of Series A Shares shall be entitled to receive (assuming the holders of the Series A Shares elect not to convert the Series A Shares into Common Shares) in preference to the holders of the Common Shares, an amount equal to the sum of (i) the original amount paid for such shares, plus
         (ii) the aggregate amount at which Series A Shares paid as dividends on the Series A Shares as permitted under Section 4(a) of this paragraph
         (C) were valued when paid, in accordance with the proviso to said
         Section 4(a), plus (iii) all declared or accrued but unpaid dividends on the Series A Shares (the "Liquidation Preference").

                  (c) After payment of the Liquidation Preference shall have been made in full or funds necessary for such payment shall have been set aside by the Corporation in trust so as to be available for such payment, the remaining proceeds, if any, shall be distributed on a pro-rata basis to the holders of the Fully-Diluted Common Shares, treating all rights, options or warrants to subscribe for or to purchase Common Shares or any securities convertible into or exchangeable for Common Shares on an as-if-converted or as-exercised basis with respect to the number of Common Shares Deemed Outstanding (as defined in Section 6(c) below).

                  (d) Whenever the distribution provided for in this Section 5 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation; provided, however, that unless the holders of a majority of the Series A Shares then outstanding, voting as a single class, consent to a distribution pursuant to this Section 5 in property, all distributions pursuant to this Section 5 shall be made in cash.

                  (e) For purposes of this Section 5, a liquidation, dissolution or winding up of the Corporation shall be deemed to be occasioned by, and to include (i) a Change of Control or (ii) a Disposition, unless the holders of a majority of the Series A Shares then outstanding elect by written notice to the Corporation that such Change of Control or Disposition, as applicable, shall not be deemed a liquidation, dissolution or winding up of the Corporation.

         Section 6. CONVERSION.

                  (a) OPTIONAL AND AUTOMATIC. Any holder of Series A Shares shall have the right, at any time and from to time, to convert all or any such Series A Shares into Common Shares at the Conversion Rate (as defined in Section 6(b) below). When Series A Shares are converted into Common Shares, the holders of such Series A Shares so converted shall be immediately entitled to an amount equal to all declared but unpaid dividends thereon, if any, payable, at the option of such holders, (i) in cash or (ii) in Common Shares, the number of which shall equal the amount of all declared but unpaid dividends, if any, on the Series A Shares so converted divided by the Conversion Price (as defined in Section 6(b) below) then in effect. Such payment must accompany the certificate or certificates representing the Common Shares issued upon such conversion.

                  To exercise the conversion rights granted under this Section 6, the holder of Series A Shares shall surrender the certificate representing such shares at the principal office of the Corporation, or at such other office of the Corporation specified for such purpose, together with written notice to the Corporation of the number of Series A Shares which the holder elects to convert, and written instructions regarding the registration and delivery of certificates for the Common Shares to which the holder of Series A Shares is entitled. The conversion notice shall also contain such representations as may reasonably be required by the Corporation to the effect that the shares to be received upon conversion are not being acquired and will not be transferred in any way that might violate the then applicable securities laws. The person entitled to receive Common Shares issuable upon conversion shall be deemed to have become the holder of record of such shares at the close of business on the date which the holder of such Series A Shares delivered the conversion notice to the Corporation. If any certificate representing Series A Shares shall have been converted in part, the holder shall be entitled to a new certificate representing the Series A Shares not converted. All certificates issued upon the exercise or occurrence of the conversion shall contain a legend governing restrictions upon such shares imposed by law or agreement of the holder or the holder's predecessors.

                  Fractional shares shall not be permitted; any fractional shares shall be rounded to the nearest whole number (with one-half rounded upward).

                  The Corporation shall notify each holder of Series A Shares at least sixty (60) days prior to the anticipated effective date of a registration statement filed by the Corporation under the Securities Act covering a Qualified Offering. Upon the closing of, but effective immediately prior to, the first sale in a Qualified Offering, the outstanding Series A Shares shall automatically be converted into Common Shares at the Conversion Rate. Such conversion shall be automatic, without need for any further action by the holders of Series A Shares and regardless of whether the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the Common Shares issuable upon such conversion unless certificates evidencing such Series A Shares so converted are surrendered to the Corporation. In the event the Corporation withdraws its initial registration statement before the closing of the first sale in a Qualified

         Offering, the converted outstanding Series A Shares shall automatically revert to the Series A Shares each holder owned before the effective date of a Qualified Offering.

                  (b) CONVERSION RATE.

                           (i) GENERAL PROVISIONS. The Series A Shares held by
                  each individual holder shall convert into Common Shares at a conversion rate (the "Conversion Rate") determined by dividing the Liquidation Preference amount by the "Conversion Price" which shall initially be set at $6.75 per Common Share. To prevent dilution of the conversion rights granted under this
                  Section 6, the Conversion Rate for each individual holder of Series A Shares shall be subject to adjustment for the issuance of any shares of Capital Stock or options or other similar rights ("Issuance") at a purchase price less than the Conversion Price as the same may be adjusted from time to time as hereinafter provided.

                           (ii) EARNINGS-BASED ADJUSTMENT OF CONVERSION PRICE.
                  The Conversion Price otherwise in effect shall be subject to an additional adjustment in accordance with this Section 6(b)(ii).

                                    (1) Effective January 1, 2004, the
                           Conversion Price otherwise then in effect shall be adjusted downwards if the Per Share Formula Amount is less than $8.25 per Common Share (the "Target Price"), in accordance with the following calculation: the Conversion Price otherwise then in effect shall be reduced to an amount equal to the product of .818 multiplied by the Per Share Formula Amount; provided, however, that such downward adjustment, in and of itself, shall in no event reduce the Conversion Price to an amount lower than $5.00 per Common Share (the "Floor Amount"); provided further, however, that, if and to the extent that adjustments are made to the Conversion Price under Sections 6(d), 6(e) and/or 6(g) hereof, then proportionate corresponding changes shall be made to the Target Price and the Floor Amount.

                                    (2) As used in this Section 6(b)(ii), the
                           phrase "Per Share Formula Amount" means an amount determined in accordance with the following formula:

                                    Per Share Formula Amount=((EBITDA x 8) - I + C)/FDCS

                                    Where:

                                            "EBITDA" means the sum of (A) the
                                    Corporation's and its subsidiaries' net
                                    income for the twelve (12) month period
                                    ending on December 31, 2003 (excluding
                                    tax-adjusted gains or losses from the sale of capital assets and tax-adjusted gains or losses arising from extraordinary or non-operating items of income or expense), plus (B) interest and income tax expenses and depreciation and amortization deducted in determining net income for such period, all determined on a consolidated basis and in accordance with U.S. generally accepted accounting principles consistently applied ("GAAP").

                                            "I" means the total Indebtedness of
                                    the Corporation and its subsidiaries as of December 31, 2003. "Indebtedness" shall mean, without duplication and determined on a consolidated basis: (A) all obligations of the Corporation or any of its subsidiaries for borrowed money and all obligations of the Corporation or any of its subsidiaries evidenced by bonds, debentures, notes or similar instruments; (B) all obligations of the Corporation or any of its subsidiaries as lessee under leases which have been or should be, in accordance with GAAP, recorded as capitalized lease liabilities; (C) whether or not so included as liabilities in accordance with GAAP, all obligations of the Corporation or any of its subsidiaries to pay the deferred purchase price of property or services, and indebtedness secured by a lien on property owned or being purchased by the Corporation or any of its subsidiaries (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by the Corporation or any of its subsidiaries or is limited in recourse; and (D) the following, to the extent required to be recorded as a liability in accordance with GAAP and U.S. generally accepted auditing standards, (1) indebtedness of others secured by a lien on any asset of the Corporation or any of its subsidiaries, whether or not such Indebtedness is assumed by the Corporation or any of its subsidiaries, (2) indebtedness of others guaranteed directly or indirectly by the Corporation or any of its subsidiaries or as to which the Corporation or any of its subsidiaries has an obligation substantially the economic equivalent of a guarantee and (3) all contingent liabilities of the Corporation or any of its subsidiaries in respect of any of the foregoing.

                                            "C" means cash and cash equivalents
                                    held by the Corporation and its subsidiaries as of December 31, 2003, less the amount of payments received from customers in respect of payrolls (including salaries, wages, taxes, benefit costs and other amounts related to such payrolls) not yet paid by the Corporation or its subsidiaries as of December 31, 2003.

                                            "FDCS" means the number of
                                    Fully-Diluted Common Shares as of December
                                    31, 2003.

                                    (3) As soon as may be practicable after
                           December 31, 2003, but not later than March 1, 2004, the Corporation shall deliver to each holder of Series A Shares the audited consolidated statements of income, changes in financial position (cash flow) and changes in shareholders' equity for the Corporation in respect of the twelve (12) month period ending on December 31, 2003, and a consolidated statement of financial condition as of December 31, 2003, together with a statement signed by the chief financial officer of the Corporation setting forth in reasonable detail the Corporation's calculation of the Per Share Formula Value. If within thirty (30) days after delivery of such statements the holders of a majority of the Series A Shares then outstanding shall not have given written notice to the Corporation disputing such statements, such calculation of the Per Share Formula Value shall be final and binding on the Corporation and on the holders of the Series A Shares. In the event that holders of a majority of the Series A Shares then outstanding give the Corporation such notice of dispute within such thirty (30) day period, the Corporation and such holders shall use their best efforts to settle the dispute within thirty (30) days after the giving of such notice. Any dispute unresolved after such thirty (30) day period shall be submitted to a national public accounting firm satisfactory to the Corporation and such holders or, in the absence of agreement on such firm, to a panel of three (3) public accounting firms, one designated by the Corporation, one designated by such holders and one jointly designated by the two other firms. The decision of such accounting firm or a majority of the accounting firms comprising such panel, as the case may be, with respect to such dispute shall be final and binding on the Corporation and on the holders of the Series A Shares.

                   (c) ADJUSTMENT FOR DILUTIVE SALES. If and whenever on or after the Issue Date the Corporation issues or sells any Common Shares for consideration per share less than the Conversion Price in effect for any holder of Series A Shares immediately prior to the time of such issue or sale (a "Dilutive Sale"), then forthwith upon the occurrence of any such Dilutive Sale such holder's Conversion Price will be reduced so that such holder's Conversion Price in effect immediately following the Dilutive Sale will equal the quotient derived by dividing
         (i) the sum of (1) the product derived by multiplying such holder's Conversion Price in effect immediately prior to such Dilutive Sale by the number of Common Shares Deemed Outstanding immediately prior to such Dilutive Sale, plus (2) the consideration, if any, received by the Corporation pursuant to such Dilutive Sale, by (ii) the number of Common Shares Deemed Outstanding immediately after such Dilutive Sale. Notwithstanding the foregoing, the following shall not constitute a Dilutive Sale: (v) the issuance by the Corporation of Common Shares resulting from the exercise of existing qualified and nonqualified incentive share options granted as of December 28, 2000 and an additional amount of Common Shares, not exceeding 100,000, resulting from the grant or exercise of additional qualified and nonqualified incentive share options granted pursuant to a share option plan approved by the board of directors of the Corporation to Corporation employees other than Kevin T. Costello, S. Cash Nickerson, Jose Blanco and Jay R. Strauss; (w) the issuance or exercise of the Warrant; (x) the exercise by the holders of Series A Shares of their respective conversion rights into Common Shares; (y) the issuance by the Corporation of Common Shares in connection with the merger, combination or consolidation of the Corporation with any other Person, or the acquisition of the assets or capital stock of any other Person, so long as and only to the extent that, in any such case, such transaction, including specifically and without limitation the issuance by the Corporation of such Common Shares, shall have been approved in writing by the holders of a majority of the Series A Shares then outstanding; and (z) an issuance approved in writing by the holders of a majority of the Series A Shares then outstanding. Any such holder may, in such holder's sole discretion, refuse to grant any such approval, or condition any such approval upon payment or money or other acts or concessions by the Corporation.

                  For purposes of determining the adjusted Conversion Price pursuant to this Section 6(c), each of the following events (excluding the issuance of the Warrant) shall be deemed to be an issuance and sale of Common Shares by the Corporation and the "Common Shares Deemed Outstanding" shall be that number of Common Shares actually issued and outstanding plus the number of Common Shares deemed outstanding as a result of the following events:

                           (i) ISSUANCE OF RIGHTS, OPTIONS OR WARRANTS. Except
                  as otherwise provided for in this Section 6(c), if (1) the Corporation in any manner grants any rights, options or warrants to subscribe for or to purchase Common Shares or any securities convertible into or exchangeable for Common Shares (such rights, options or warrants referred to herein as "Options" and such convertible or exchangeable shares of Capital Stock or securities referred to herein as "Convertible Securities"), and (2) the Price Per Share issuable upon the exercise of such Options, or upon conversion or exchange of such Convertible Securities is less than the Conversion Price for any holder of Series A Shares in effect immediately prior to the time of the granting of such Options, THEN (A) the total maximum amount of such Common Shares issuable upon the exercise of such Options or upon conversion or exchange of the total maximum number of Convertible Securities issuable upon the exercise of such Options will be deemed to be Common Shares issued and sold by the Corporation, (B) the consideration received pursuant to the Dilutive Sale will equal the Price Per Share multiplied by the number of Common Shares so deemed issued and sold by the Corporation and (C) the number of Common Shares so deemed issued and sold by the Corporation shall be included in the Common Shares Deemed Outstanding. For purposes of this Section 6(c)(i), the "Price Per Share" will be determined by dividing (1) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (2) the total maximum number of Common Shares issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price will be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Shares are actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                           (ii) ISSUANCE OF CONVERTIBLE SECURITIES. Except as
                  provided for in this Section 6(c), if (1) the Corporation in any manner issues or sells any Convertible Securities and (2) the Price Per Share issuable upon such conversion or exchange is less than the Conversion Price for any holder of Series A Shares in effect immediately prior to the time of such issue or sale, THEN (A) the maximum number of Common Shares issuable upon conversion or exchange of such Convertible Securities will be deemed to be Common Shares issued and sold by the Corporation, (B) the consideration received pursuant to the Dilutive Sale will equal the Price Per Share multiplied by the number of Common Shares so deemed issued and sold by the Corporation and (C) the number of Common Shares so deemed issued and sold by the Corporation shall be included in the Common Shares Deemed Outstanding. For the purpose of this Section 6(c)(ii), the "Price Per Share" will be determined by dividing (1) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (2) the total maximum number of Common Shares issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Price for any holder will be made when Common Shares are actually issued upon the conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments to the Conversion Price for such holder had been or are to be made pursuant to Section 6(c)(i) above, no further adjustment of the Conversion Price for such holder will be made by reason of such issue or sale.

                           (iii) CHANGE IN OPTION PRICE OR CONVERSION RATE. If
                  at any time there is a change in (1) the purchase price provided for in any Options, (2) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities, or (3) the rate at which any Convertible Securities are convertible into or exchangeable for Common Shares, then the Conversion Price for any holder of Series A Shares in effect at the time of such change will be readjusted to the Conversion Price which would have been in effect for such holder had those Options or Convertible Securities still outstanding at the time of such change provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time such Options or Convertible Securities were initially granted, issued or sold; provided that if such adjustment would result in an increase of the Conversion Price then in effect, such adjustment will not be effective until thirty (30) days after written notice thereof has been given by the Corporation to all holders of the Series A Shares; and provided further that under no circumstances shall the Conversion Price be so increased to an amount greater than the lesser of (A) $6.75 or (B) the Conversion Price which would have been in effect but for the issuance of such Options or Convertible Securities.

                           (iv) CALCULATION OF CONSIDERATION RECEIVED. If any
                  Common Share, Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor or the Price Per Share, as the case may be, will be deemed to be the net amount received or to be received, respectively, by the Corporation therefor. In case any Common Shares, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation or the non-cash portion of the Price Per Share, as the case may be, will be the fair market value of such consideration received or to be received; except where such consideration consists of securities, in which case the amount of consideration received or to be received, respectively, by the Corporation will be the Market Price thereof as of the date of receipt. If any Common Shares, Options or Convertible Securities are issued in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Shares, Options or Convertible Securities, as the case may be. The fair market value of any consideration other than cash and securities will be determined jointly by the Board of Directors of the Corporation and the holders of a majority of the outstanding Series A Shares. If such parties are unable to reach agreement within a reasonable period of time, the fair market value of such consideration will be determined by an independent appraiser jointly selected by the Board of Directors of the Corporation and the holders of a majority of the outstanding Series A Shares.

                           (v) INTEGRATED TRANSACTIONS. In case any Option is
                  issued in connection with the issuance or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option will be deemed to have been issued for a total consideration of $1.00.

                           (vi) TREASURY SHARES. The number of Common Shares
                  Deemed Outstanding at any given time shall not include shares of Capital Stock owned or held by or for the account of the Corporation, and the Disposition of any shares so owned or held shall be considered an issuance or sale of Common Shares by the Corporation.

                           (vii) RECORD DATE. If the Corporation takes a record
                  of the holders of Common Shares for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Shares, Options or in Convertible Securities or (2) to subscribe for or purchase Common Shares, Options or Convertible Securities, then such record date will be deemed to be the date of the issuance or sale of the Common Shares deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (d) SUBDIVISION OR COMBINATION OF COMMON SHARES. If the Corporation at any time (i) subdivides (by any share split, share dividend, recapitalization or otherwise) one or more classes of its outstanding Common Shares into a greater number of shares, or (ii) combines (by reverse share split or otherwise) one or more classes of its outstanding Common Shares into a smaller number of shares, the Conversion Rate for each holder of Series A Shares shall be adjusted such that the number of Common Shares otherwise issuable upon the conversion of a Series A Share owned by such holder shall, simultaneously with the happening of such event, be multiplied by a fraction, the numerator of which shall be the number of Common Shares outstanding immediately after such event and the denominator of which shall be the number of Common Shares outstanding immediately prior to such event. Further, the Conversion Price for each holder of Series A Shares shall, simultaneously with the happening of such event, be multiplied by the reciprocal of such fraction.

                  (e) RECAPITALIZATION, MERGER, ETC. In the event of (i) any recapitalization, reorganization or reclassification of the outstanding Capital Stock of the Corporation or (ii) the merger, combination or consolidation of the Corporation with, or the sale of all or substantially all of the assets of the Corporation to, or the acquisition of the Capital Stock of the Corporation having a majority of the Voting Power of the Corporation by, any other person or entity or group of affiliated persons or entities, where, in connection with such event, the holders of Common Shares will be entitled to receive shares of Capital Stock, securities, cash or other property with respect to or in exchange for such Common Shares, then, as a condition of such transaction, lawful and adequate provision (in form and substance reasonably satisfactory to the holders of a majority of the Series A Shares then outstanding, voting as a single class) shall be made whereby each holder of Series A Shares shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the Common Shares of the Corporation immediately theretofore receivable upon the conversion of such Series A Shares, such shares of Capital Stock, securities, cash or other property as may be issuable or payable with respect to or in exchange for the number of Common Shares immediately theretofore so receivable, and in any such case, appropriate provision shall be made with respect to the rights and interests of each such holder such that the provisions hereof (including, without limitation, provisions for the adjustment of the Conversion Rate and the Conversion Price for each such holder) shall thereafter be applicable, as nearly as may be, in relation to any shares of Capital Stock, securities, cash or other property thereafter deliverable upon the exercise of such conversion rights (including an immediate adjustment, by reason of a consolidation, merger or sale of shares of Capital Stock, if the value so reflected is less than the Conversion Price for each holder in effect immediately prior to such consolidation, merger or sale of shares of Capital Stock). In the event of a merger or consolidation of the Corporation as a result of which a greater or lesser number of shares of Capital Stock of the surviving company are issuable to holders of Common Shares of the Corporation outstanding immediately prior to such merger or consolidation, the Conversion Price for each holder in effect immediately prior to, such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding Common Shares of the Corporation. The Corporation shall not effect any of the transactions contemplated by clause (ii), above, unless, prior to the consummation thereof, the other person or entity or group of affiliated persons or entities who are party to such transaction shall assume, by written instrument (in form and substance reasonably satisfactory to the holders of a majority of the Series A Shares then outstanding, voting as a single class), executed and mailed by first class mail, postage prepaid, to each holder of Series A Shares at the last address of such holder as shown on the records of the Corporation, the obligation to deliver to such holders such shares of Capital Stock, securities, cash or other property as, in accordance with the foregoing provisions, such holder may be entitled to receive.

                  (f) RESERVATION OF SHARES. The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Shares, solely for the purpose of issuance upon the conversion of the Series A Shares, such number of Common Shares issuable upon the conversion of all outstanding Series A Shares based upon the Conversion Rate for each holder of Series A Shares then in effect. All Common Shares which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes (other than taxes assessable on or against such holder), liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such Common Shares may be so issued without violation of any applicable law or governmental regulation applicable to the Corporation or generally applicable to transactions of such type or any requirements of any domestic securities exchange upon which Common Shares may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).

                  (g) OTHER ADJUSTMENTS. If the Corporation's Board of Directors determines in good faith that any event of the type contemplated but not expressly provided for by the provisions of this Section 6 has occurred, then the Corporation's Board of Directors shall make an appropriate adjustment in the Conversion Rate and the Conversion Price for each holder of Series A Shares to protect the rights of each such holder of Series A Shares. Nevertheless, no adjustment made pursuant to this Subsection (g) shall have the effect of decreasing the number of Common Shares issuable upon the conversion of each Series A Shares or increasing the Conversion Price thereof.

                  (h) NOTICE OF ADJUSTMENT. Upon the happening of any event requiring an adjustment or change in the Conversion Rate and the Conversion Price for each holder of Series A Shares, the Corporation at its expense shall promptly compute such adjustment or change in accordance with the terms of this Section 6 and shall promptly give written notice to each such holder of Series A Shares, which notice shall (i) explain the facts upon which such adjustment or change is based, (ii) state the adjusted Conversion Rate for such holder as well as the adjusted Conversion Price for such holder and (iii) set forth in reasonable detail the methods of calculation.

                  (i) ROUNDING; DE MINIMUS ADJUSTMENTS. Except as otherwise provided herein, all calculations made under this Section 6 shall be made to the nearest one-hundredth, and no adjustment to the Conversion Price for any holder of Series A Shares (and thereby the Conversion Rate for such holder) shall be made if such adjustment would result in a change in the Conversion Price of less than $.01.

                  (j) REDUCTION OF AUTHORIZED SERIES A SHARES. Upon the conversion of Series A Shares into Common Shares, each such Series A Share shall be canceled, retired and eliminated from the authorized Capital Stock of the Corporation, and the number of Series A Shares authorized under this paragraph (C) shall be reduced by the number of Series A Shares so canceled, retired and eliminated. The President, Chief Executive Officer or any Vice President and the Secretary or any Assistant Secretary of the Corporation are hereby authorized and directed on behalf of the Corporation to file such documents from time to time as may be necessary to reduce the authorized number of Series A Shares accordingly.

         Section 7. [RESERVED]

         Section 8. PREEMPTIVE RIGHTS.

                  (a) Except as provided below, no holder of any series or class of Capital Stock of the Corporation shall have any preemptive rights to subscribe for or to purchase any series or class of Capital Stock of the Corporation, whether now or hereafter authorized.

                  (b) Except for (i) the issuance by the Corporation of Common Shares resulting from the exercise of existing qualified and nonqualified incentive share options granted as of December 28, 2000 and an additional amount of Common Shares, not exceeding 100,000, resulting from the grant or exercise of additional qualified and nonqualified incentive share options granted pursuant to a share option plan approved by the board of directors of the Corporation to Corporation employees other than Kevin T. Costello, S. Cash Nickerson, Jose Blanco and Jay R. Strauss; (ii) the issuance of Common Shares upon exercise of the Warrant; (iii) the issuance by the Corporation of Common Shares in connection with the merger, combination or consolidation of the Corporation with any other Person, or the acquisition of the assets or capital stock of any other Person, so long as and only to the extent that, in any such case, such transaction, including specifically and without limitation the issuance by the Corporation of such Common Shares, shall have been approved in writing by the holders of a majority of the Series A Shares then outstanding; or (iv) the issuance of Common Shares upon the exercise by the holders of Series A Shares of their respective conversion rights into Common Shares, the Corporation shall give written notice (the "Notice of Issuance") to the holders of Series A Shares if at any time it desires to issue and sell or transfer any shares of Capital Stock or any notes, debentures, bonds or other securities convertible into or carrying options or warrants to purchase shares of the Corporation's Capital Stock (the "Issued Shares"). The Notice of Issuance shall set forth a description of the proposed issuance and sale or transfer, including the name of the proposed transferees, a description of the Issued Shares, the number of Issued Shares to be sold or transferred, the purchase price or consideration and any other conditions of the issuance and sale or transfer. For a period of twenty (20) days following receipt of such Notice of Issuance, each of the holders of Series A Shares shall have the right to purchase that number of Issued Shares from the Corporation on the same terms and conditions and for the price or consideration designated in the Notice of Issuance equal to the product of (i) the percentage of the Fully-Diluted Common Shares deemed owned by such holder as calculated on an as-if-converted or as-exercised basis (ii) multiplied by the total number of Issued Shares to be sold or transferred (the "Preemptive Right"). Notice of each of such holders' intention to exercise his, her or its respective Preemptive Right shall be evidenced by a writing signed by such holder and delivered to the Corporation prior to the end of the twenty (20) day period following receipt of the Notice of Issuance. For a period of ten (10) days following expiration of the initial twenty (20) day period following receipt of Notice of Issuance each holder of Series A Shares who has exercised its or his Preemptive Right for the maximum amount of Issued Shares such holder was eligible to purchase shall have the right to purchase on a pro rata basis any remaining Issued Shares not purchased during such initial twenty (20) day period.

                  (c) Excluding shares of Capital Stock purchased by the holders of Series A Shares pursuant to their preemptive rights under this
         Section 8, the Corporation shall have the right to issue and sell or transfer the Issued Shares designated in the Notice of Issuance to the proposed transferees on the same terms and conditions and for the price or consideration designated therein within sixty (60) days from the expiration of the period during which the holders of Series A Shares had the option to exercise their Preemptive Right.

                  (d) The rights granted in this Section 8 shall terminate immediately prior to the closing of a Qualified Offering.

         Section 9. DEFINITIONS.

                  (a) "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of Columbus, Ohio are authorized by law, regulation or executive order to remain closed.

                  (b) "Capital Stock" of any Person means any and all shares, interests, participations, profit sharing interests or other equivalents (however designated) of corporate stock (including each class of common shares and preferred shares) or partnership or membership interests of such Person.

                  (c) "Change of Control" means, except pursuant to a Qualified Offering, (i) an event or series of events by which any Person or group of Persons, other than the Purchasers, shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases, merger, consolidation or otherwise, have become the beneficial owner (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended), of fifty percent (50%) or more of the Voting Power of the Corporation, (ii) the Corporation is merged with or into another entity with the effect that immediately after such transaction the equity owners of the Corporation immediately prior to such transaction hold less than a majority of the combined Voting Power of the Person surviving the transaction, (iii) the direct or indirect sale, lease, exchange or other transfer of all or substantially all of the assets of the Corporation and its subsidiaries to any Person or group of Persons, or (iv) the resignation or termination of any individual holding the position of Chief Executive Officer, Chief Operating Officer or Chief Financial Officer of the Corporation unless within ninety (90) days after the Corporation is notified of such individual's intent to resign, a plan of successorship shall have been approved by the Compensation Committee of the Board of Directors, and within one hundred eighty (180) days after the Corporation is notified of such individual's intent to resign, a successor approved by the Compensation Committee of the Board of Directors shall have been appointed.

                  (d) "Common Shares" means the common shares of the Corporation, without par value, at any time outstanding.

                  (e) "Corporation" means TEAM Mucho, Inc., an Ohio corporation, together with its successors and assigns.

                  (f) "Disposition" means the sale, lease, conveyance, transfer or other disposition (other than the grant of a security interest) in any single transaction or series of related transactions of all or substantially all of the Capital Stock or assets of the Corporation and its subsidiaries.

                  (g) "Fully-Diluted Common Shares" means, as of any date of determination, all Common Shares outstanding plus the maximum number of Common Shares issuable in respect of rights, options or warrants to subscribe for or to purchase Common Shares or any securities convertible into or exchangeable for Common Shares (whether or not the right to convert, exchange or exercise are at the time exercisable).

                  (h) "Issue Date" means December 28, 2000.

                  (i) "Market Price" of any security means the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on the primary exchange on which such security is listed at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in all such cases averaged over a period of forty-one (41) days consisting of the day as of which "Market Price" is being determined and the forty (40) consecutive Business Days prior to such day, or if on any such day such security is not listed or quoted the Market Price of such security shall be determined on the same basis as any consideration other than cash is determined hereunder.

                  (j) "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, governmental authority or any other form of entity.

                  (k) "Purchase Agreement" means that certain Securities Purchase Agreement, dated the Issue Date, among the Corporation and the Purchasers, as amended, restated, supplemented or otherwise modified from time to time.

                  (l) "Purchasers" means, collectively, Stonehenge Opportunity Fund, LLC, a Delaware limited liability company, and Provident Financial Group, Inc., an Ohio corporation, together with their respective successors and assigns.

                  (m) "Qualified Offering" means the consummation of a firm-commitment underwritten secondary public equity offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Shares to the public resulting in aggregate offering proceeds to the Corporation of not less than $30,000,000 (before underwriter's discount), of which at least $10,000,000 of such proceeds are received by the holders of the Series A Shares (or such amount is available to be received and is declined by the holders of the Series A Shares), and post-money valuation (offering price multiplied by Fully-Diluted Common Shares) of at least $150,000,000.

                  (n) "Securities Act" means the Securities Act of 1933, as amended.

                  (o) "Voting Power" means with respect to any entity, the power to vote for or designate members of the board of directors, the manager or a similar person or group, whether exercised by virtue of the record ownership of securities, under a close corporation or similar agreement or under an irrevocable proxy.

                  (p) "Warrants" means the warrants initially issued to the Purchasers on the Issue Date for the purchase of, in the aggregate, 1,481,481 Common Shares, as modified, supplemented or amended.


                  (D)  EXPRESS TERMS OF CLASS B PREFERRED SHARES

                  The shares of Class B Preferred Shares may be issued from time to time in one or more series. All shares of Class B Preferred Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of each series shall be identical with all other shares of such series, except as to the date from which dividends are cumulative. Subject to the provisions of this paragraph (C), which provisions shall apply to all Class B Preferred Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and with respect to each such series prior to the issuance thereof to fix:

                  (1) the designation of the series, which may be by distinguishing number, letter or title;

                  (2) the number of shares of the series, which number the Board of Directors may from time to time (except where otherwise provided in the creation of the series) increase or decrease (but not below the number of shares thereof then outstanding);

                  (3)      the dividend rate of the series;

                  (4) the dates of payment of dividends and the dates from which dividends of the series shall be cumulative;

                  (5) the redemption rights and price or prices for shares of the series;

                  (6) sinking fund requirements, if any, for the purchase or redemption of shares of the series;

                  (7) the liquidation price payable on shares of the series in the event of any liquidation, dissolution or winding up of affairs of the Corporation;

                  (8) whether the shares of the series shall be convertible into Common Shares, and, if so, the conversion price or prices, any adjustments thereof, and all other terms and conditions upon which such conversion may be made;

                  (9) restrictions on the issuance of shares of any class or series;

                  (10) special voting rights, if any, associated with the series, which may be full, limited, or denied, except as otherwise required by law; and

                  (11) such other terms as the Board of Directors may by law from time to time be permitted to fix or change.

                  The Board of Directors is authorized to adopt from time to time amendments to these Second Amended and Restated Articles of Incorporation fixing or changing, with respect to each such series, the matters described in the preceding clauses (1) to (10) of this paragraph (C).

                  Except as otherwise provided herein, by law or by the terms of one or more amendments adopted by the Board of Directors as provided in the immediately preceding paragraph, no Class B Preferred Shares shall be entitled to voting rights. The approval of holders of a majority of the outstanding Class B Preferred Shares voted together as a class shall be required in order to amend these Second Amended and Restated Articles of Incorporation of the Corporation to affect adversely the rights of the holders of the Class B Preferred Shares or to take any action that would result in the creation of or an increase in the number of authorized shares senior superior with respect to dividends or upon liquidation to the Class B Preferred Shares.

         FIFTH: Without derogation from any other power to purchase shares of the Corporation, the Corporation by action of its directors may purchase outstanding shares of any class of the Corporation to the extent not prohibited by law.

         SIXTH: No holder of shares of any class of the Corporation shall, as such holder, have any preemptive or preferential right to purchase or subscribe to any shares of any class of the Corporation, whether now or hereafter authorized, whether unissued or in the treasury, or to purchase any obligations convertible into shares of any class of the Corporation, which at any time may be proposed to be issued by the Corporation or subjected to rights or options to purchase granted by the Corporation.

         SEVENTH: Except as otherwise provided in these Third Amended and Restated Articles of Incorporation or the Regulations of the Corporation as they may be amended from time to time, the holders of a majority of the Corporation's outstanding voting shares, a majority of a particular class of such shares, or a majority of each class of such shares are authorized to take any action which, but for this Article SEVENTH, would require the vote or other action of the holders of more than a majority of such shares, of a particular class of such shares, or of each class of such shares.

         EIGHTH: No holder of shares of any class of the Corporation shall have the right to cumulate his voting power in the election of the Board of Directors and the right to cumulative voting described in Ohio Revised Code Section 1701.55 is hereby specifically denied to the holders of shares of any class of the Corporation.

         NINTH: The Corporation may create and issue, whether or not in connection with the issue and sale of any shares or other securities of the Corporation, rights or options entitling the holders thereof to purchase from the Corporation any shares of any class or classes to the extent such shares are authorized by these Third Amended and Restated Articles of Incorporation, such rights or options to be evidenced by or in such instrument or instruments as shall be approved by the Board of Directors. The terms upon which any such shares may be purchased upon the exercise of any such right or option, including without limitation the time or times (which may be limited or unlimited in duration) at or within which, and the price or prices at which, any such shares may be purchased, shall be such as shall be determined as set forth or incorporated by reference in a resolution adopted by the Board of Directors providing for the creation and issue of such rights or options.

         TENTH: (A) If, as of the record date for the determination of the shareholders entitled to vote thereon or consent thereto, any Prior Holder (as hereinafter defined) owns or controls, directly or indirectly, 20% or more of the outstanding shares of the Corporation entitled to vote, then the affirmative vote of the holders of shares representing at least 75% of the shares of the Corporation entitled to vote for the election of directors, voting as a class, will be required, except as otherwise expressly provided in paragraph (B) of this Article TENTH, in order for any of the following actions or transactions to be effected by the Corporation, or approved by the Corporation as shareholder of any subsidiary of the Corporation:

                  (1) any merger or consolidation of the Corporation or any of its subsidiaries with or into such Prior Holder or any of its affiliates, subsidiaries or associates;

                  (2) any merger or consolidation of the Corporation with or into any subsidiary of the Corporation, except a merger with a subsidiary of the Corporation in which the Corporation is the surviving corporation, or a subsidiary of the Corporation is the surviving corporation and, following such merger, the certificate or articles of incorporation of such subsidiary contains provisions substantially the same in substance as those in Article EIGHTH, this Article TENTH and Article ELEVENTH of these Third Amended and Restated Articles of Incorporation;

                  (3) any sale, lease, exchange or other disposition of all or any substantial part of the assets of the Corporation or any of its subsidiaries to or with such Prior Holder or any of its affiliates, subsidiaries or associates;

                  (4) any issuance or delivery of any voting securities of the Corporation or any of its subsidiaries to such Prior Holder or any of its affiliates, subsidiaries or associates in exchange for cash, other assets or securities, or a combination thereof; or

                  (5) any dissolution of the Corporation.

                  (B) The vote of shareholders specified in paragraph (A) of this Article TENTH will be required for any action or transaction described in such paragraph if the Board of Directors of the Corporation has approved the action or transaction before direct or indirect ownership or control of 20% or more of the outstanding shares of the Corporation entitled to vote is acquired by the Prior Holder.

                  (C) For the purpose of this Article TENTH and for guidance to the Board of Directors for the purpose of paragraph (D) hereof:

                  (1) "Prior Holder" means any corporation, person or entity other than the Corporation or any of its subsidiaries;

                  (2) a Prior Holder will be deemed to "own" or "control," directly or indirectly, any outstanding shares of stock of the Corporation (a) which it has the right to acquire pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise, or (b) which are owned, directly or indirectly (including shares deemed owned through application of clause (a) above), by any other corporation, person or other entity which is its subsidiary, affiliate or associate or with which it or any of its subsidiaries, affiliates or associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of shares of the Corporation (or, with or without such an agreement or understanding, acts in concert);

                  (3) "outstanding shares of the Corporation entitled to vote" and "voting securities" mean such shares as are entitled to vote in the election of directors, considered as one class;

                  (4) "subsidiary" means any corporation of which another corporation owns, directly or indirectly, 50% or more of the voting shares;

                  (5) an "associate" and an "affiliate" have the same meanings as set forth in the General Rules and Regulations under the Securities Exchange Act of 1934; and

                  (6) "substantial part of the assets" means assets then having a fair market value, in the aggregate, of more than $5,000,000.

                  (D) The Board of Directors of the Corporation will have the power and duty to determine for the purposes of this Article TENTH, on the basis of information then known to the Board of Directors, the following:

                  (1) who constitutes a Prior Holder,

                  (2) whether any Prior Holder owns or controls, directly or indirectly, 20% or more of the outstanding shares of the Corporation entitled to vote, and what entities are its subsidiaries, affiliates or associates, and

                  (3) whether any proposed sale, lease, exchange or other disposition involves a substantial part of the assets of the Corporation or any of its subsidiaries. Any such determination by the Board will be conclusive and binding for all purposes.

         ELEVENTH: The Corporation reserves the right to amend or repeal any provision contained in these Third Amended and Restated Articles of Incorporation in the manner prescribed by the Ohio General Corporation Law. However, the provisions set forth in article EIGHTH, Article TENTH and this Article ELEVENTH of these Third Amended and Restated Articles of Incorporation may not be altered, amended, superseded or repealed in any respect, unless such action is approved by the affirmative vote of the holders of shares representing at least 75% of the shares of the Corporation entitled to vote for the election of directors, voting as a class. All rights conferred in these Third Amended and Restated Articles of Incorporation are granted subject to the reservation set forth in this Article ELEVENTH.


         TWELTH: These Amended Articles of Incorporation take the place of and supersede the existing Articles of Incorporation as heretofore amended.


                                [End of Articles]

                                TEAM MUCHO, INC.
              110 EAST WILSON BRIDGE ROAD, WORTHINGTON, OHIO 43085

         PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- SEPTEMBER 20, 2001

    The undersigned shareholder of TEAM Mucho, Inc. (the "Company") hereby appoints S. Cash Nickerson and Kevin T. Costello, or either one of them, as attorneys and proxies with full power of substitution to each, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Clarion Hotel, located at 7007 North High Street, Worthington, Ohio, on Thursday, September 20, 2001, at 10:00 a.m., local time, and at any adjournment or adjournments thereof, with all of the powers such undersigned shareholder would have if personally present, for the following purposes:

1. ELECTION OF JOSE BLANCO, WILLIAM W. JOHNSTON, JOSEPH MANCUSO AND ROBERT G. MCCREARY, III AS CLASS I DIRECTORS.

  [ ] FOR              [ ] WITHHOLD AUTHORITY FOR EACH NOMINEE

   (INSTRUCTION: TO WITHHOLD AUTHORITY FOR A SPECIFIC NOMINEE, WRITE THAT
                 NOMINEE'S NAME HERE):

   -----------------------------------------------------------------------------

2. APPROVE AND ADOPT THE AMENDMENT TO THE COMPANY'S SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS DESCRIBED IN THE COMPANY'S PROXY STATEMENT.

  [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

                      (Continued, and to be dated and signed, on the other side)
                        (Continued from the other side)

3. IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

    THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

    The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders, dated August 22, 2001, the Proxy Statement and the Annual Report of the Company furnished therewith. Any proxy heretofore given to vote said shares is hereby revoked.

                                                   PLEASE SIGN AND DATE THIS
                                                   PROXY BELOW AND RETURN IN THE
                                                   ENCLOSED ENVELOPE.

                                                   -----------------------------
                                                   Signed               Dated

                                                   -----------------------------
                                                   Signed               Dated
                                   Proxy Card